EXHIBIT 23




                   CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the following Registration Statements of IMC Global Inc. and in the related prospectuses of our report dated January 28, 1999 with respect to the consolidated financial statements of IMC Global Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1998.


                            Commission File No.

                        --------------------------
                        Form S-3          Form S-8
                        --------------------------

                        333-27287        333-00189
                        333-40377        333-00439
                        333-70797        333-22079
                                         333-22080
                                         333-38423
                                         333-40377
                                         333-40781
                                         333-40783
                                         333-56911
                                         333-59685
                                         333-59687
                                         333-70039
                                         333-70041




ERNST & YOUNG LLP
Chicago, Illinois
March 29,1999